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COUNTERSIGNED AND REGISTERED
                         REGISTRAR AND TRANSFER COMPANY
                                 (CRANFORD, NJ)
                                             TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                                                                     Exhibit 4.1


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
COMMON STOCK                                                                                                            COMMON STOCK

 *CV___*                                                                                                                  *______*
                                                      COMMVAULT SYSTEMS, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                                   CUSIP 204166 10 2

THIS CERTIFIES THAT

IS THE OWNER OF


                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE COMMON STOCK OF

                                                      COMMVAULT SYSTEMS, INC.


  transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed.

               This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

              Dated:



         /s/ Warren H. Mondschein                       [Corporate Seal]                           /s/ N. Robert Hammer

VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY                                       CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS
A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCE AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS
AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT- ____ Custodian ____________
                      (Cust)                 (Minor)
                      under Uniform Gifts to Minors
                      Act _____________
                             (State)

UNIF TRANS MIN ACT- ___ Custodian ____________
                      (Cust)                 (Minor)
                      under Uniform Transfer to Minors
                      Act _____________
                             (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto ______


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________



                                   X ___________________________________________

                                   X ___________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed



By ___________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.